Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION First Quarter 2016 Investor Presentation 1

IMPORTANT DISCLOSURES FORWARD-LOOKING STATEMENTS The information set forth herein contains "forward-looking statements." You can identify these statements by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of CIM Commercial Trust Corporation on a prospective basis. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue," "pursue," or "should" or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CIM Commercial Trust bases these forward-looking statements on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. The forward-looking statements are necessarily estimates reflecting the judgment of CIM Commercial Trust and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including those set forth in CIM Commercial Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CIM Commercial Trust to predict all of them. Nor can CIM Commercial Trust assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statement. CIM Commercial Trust undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

CIM COMMERCIAL TRUST CIM COMMERCIAL TRUST (NASDAQ: CMCT) Portfolio Class A and creative urban office with NAV and cash flow per share upside Diluted Shares Outstanding1 97.7 million Share Price1,2 $18.06 CIM Group Manager of CMCT Focused on increasing NAV and cash flow per share and providing liquidity for stockholders $18.9 billion AUM, $11.9 billion EUM with 70+ top-tier global institutional investors4 540+ total employees1 16 principals including all of its founders 290+ professionals Beneficial owner of 1.6 million shares of CMCT1,5 As of March 31, 2016. As of December 31, 2015, net asset value per share was $22.91. See “Net Asset Value” under Important Disclosures on page 20. See net operating income reconciliation on page 21. See “Assets and Equity Under Management” under Important Disclosures on page 20. As of December 31, 2015. Includes shares owned by Principals of CIM Group L.P. (“CIM Group” or “CIM”) and executive officers and directors of CMCT. 3 Quality real estate portfolio in vibrant and improving urban markets including: San Francisco Bay Area Washington, DC Los Angeles 20 office properties with 5.6 million rentable square feet accounted for 80% of TTM cash NOI1,3

KEY EVENTS IN CMCT’S HISTORY 2005 CIM Group formed CIM Urban REIT, LLC (“CIM REIT”) with 24 private institutional investors 2005-Present Acquired a high-quality urban real estate portfolio of properties April 2016 Filed registration statement for redeemable preferred stock offering up to $900 million August 2014 Charles Garner appointed CEO; Mr. Garner is one of CIM Group’s most senior principals 2005 - 2013 2015 2014 March 2014 CIM REIT completed its merger with PMC Commercial Trust (“PMC”), a publicly traded mortgage REIT 4 Nov 2015-Feb 2016 Sold commercial mortgage loan portfolio, Santa Ana office building and Oakland hotel for a combined total of $137 million 2016 August 2014 Company announced it was exploring strategic alternatives for its lending business in order to focus on urban office real estate investments May 2016 Commenced tender offer for CMCT common stock for up to $210 million (10 million shares @ $21 per share)

NET ASSET VALUE AND CASH FLOW PER SHARE / LIQUIDITY 5 Class A & Creative Office Superior office investments in vibrant and improving urban communities Strong embedded growth through mark-to-market and lease-up Targeting same store office and multifamily cash NOI CAGR of 6% - 8% through 2020 Creative Capital Markets Opportunities Focused on growing net asset value and cash flow per share Committed to providing liquidity to stockholders at prices reflecting the NAV and cash flow prospects of CMCT Bolstering funding sources to grow NAV/share, deliver strong returns and improve liquidity: Common stock Public equity issuance or tenders based on market conditions Preferred stock – public, non-traded offering synchronizes well with business plan Diverse and less cyclical funding option creates competitive advantage Active management of debt program Property sales and acquisitions Mergers and acquisitions

DISCIPLINED CAPITAL ALLOCATION Acquisitions $75 million for two Los Angeles office buildings and development lot in Oakland Sales $137 million for mortgage loan portfolio, non-core office and hotel Share repurchase Up to $210 million tender offer commenced in May 2016 @ $21/share 6 Seek to opportunistically create value for stockholders in all market cycles and environments Continued commitment to being a good steward of stockholders’ capital Capital Allocation Since Going Public in 2014

CMCT INVESTMENT THESIS Resources & Expertise of Premier Institutional Manager Coastal Urban Class A and Creative Office Investments Same Store Growth Opportunity Prudent Capital Structure 290+ professionals Large scale platform with vertically-integrated team Proprietary “Qualified Community” methodology Disciplined, relative-value investor with sightlines across all major U.S. urban markets Invested in high barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth San Francisco Bay Area, Washington DC and Los Angeles accounts for 86% of annualized rent1 Lease-up (office 87.2% leased)2 Below market leases increasing to market Value-add/development Solid balance sheet Intend to employ leverage levels comparable to other public office REITs For office, represents gross monthly base rent per square foot under leases commenced as of March 31, 2016, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent per unit. Annualized rent for certain office properties includes rent attributable to retail. As of March 31, 2016. 7 NAV/Share Focus + Urban Office + Large-Scale Platform + Ability to Move Growth Needle + Liquidity

COASTAL URBAN CLASS A AND CREATIVE OFFICE PORTFOLIO Note: All NOI figures contained herein are based on Cash NOI unless otherwise noted. Cash NOI is defined as segment net operating income adjusted to exclude straight line rent revenue/expense and amortization of intangible assets/liabilities. See net operating income reconciliation on page 21. 1 As of or through 12-months ended March 31, 2016. 2 For office, represents gross monthly base rent per square foot under leases commenced as of March 31, 2016, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent per unit. Annualized rent for certain office properties includes rent attributable to retail. For multifamily, represents gross monthly base rent under leases commenced as of the specified period, divided by occupied units. This amount reflects total cash rent before concessions. Hotel average daily rate represents average for 2016. 3 Includes the NOI from the Courtyard Oakland which was sold in February 2016. 8 Cash NOI by Segment, TTM Office Multi-family Hotel Total1 # of Properties 20 5 2 27 Sf/Units/Keys 5.6mm 930 908 - Occupancy1 83.2% 93.5% 81.1% - Avg. Rent/ADR2 $36.59 $1,974 $142.07 - TTM NOI (millions) 1 $102.4 $6.6 $19.73 $128.7 CMCT Office CMCT Multifamily CMCT Hotels As of March 31, 2016

SAME STORE GROWTH OPPORTUNITY Same Store NOI CAGR 6%-8% 1/3 Lease-up 2/3 Mark-to-market Targeting Same Store Office and Multifamily Cash NOI CAGR of 6% - 8% Through 2020 9 Additional 1%-2% CAGR potential from development on already owned sites. Please see Important Disclosures on page 2. See net operating income reconciliation on page 21. Mark-to-market + Rent increase Lease-up + Rent increase 2020 2015 CASH NOI Office and Multifamily Cash NOI $110M 2015

Strategies Core/Stabilized Equity Value-Add Equity Opportunistic Equity Debt Infrastructure RESOURCES & EXPERTISE OF PREMIER INSTITUTIONAL MANAGER - CIM GROUP Established Established in 1994 as a partner for investors seeking to capitalize on U.S. urbanization Office Locations Headquartered in Los Angeles Offices in New York City, San Francisco Bay Area, Washington DC Metro Area and Dallas Experience Since inception, CIM Group has owned or currently has under development1 14.0 million square feet of office 4.8 million square feet of retail 12,600 residential units 6,500 hotel rooms As of March 31, 2016. Residential Units include both condo and apartment units. The examples above have been selected to generally illustrate the investment philosophy of CIM Group, and may not be representative of future investments. Past performance is not a guarantee of future results. 10 432 Park Avenue (New York) Dolby Theatre (Los Angeles) 11 Madison Avenue (New York) 800 North Capitol (Washington, DC)

RESOURCES & EXPERTISE OF PREMIER INSTITUTIONAL MANAGER - CIM GROUP Seasoned, Vertically-Integrated Team Full-service investment manager Research, investment, acquisition and finance Development, leasing and management “Qualified Community” Methodology Sector-agnostic focus: Market values that are below long-term intrinsic values; or Underserved or improving areas with dedicated resources that should lead to outsized rent growth Disciplined Underwriting CIM underwrites prospective investments using multiple scenarios Employs current and long-term market cap rates and interest rates Returns are primarily driven by improved asset and community performance, not cap rate compression or financial engineering 11 CIM Group Competitive Advantages CMCT Benefits From CIM Group’s Large Scale Platform Deal sourcing + Capital markets + Operational expertise

RESOURCES & EXPERTISE OF PREMIER INSTITUTIONAL MANAGER- CIM GROUP Charles Garner CMCT Chief Executive Officer and CIM Group Principal CEO of CMCT and serves on CIM Group’s Investment and Asset Management Committees Prior to joining CIM, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust’s partnership with CIM Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies B.S. degree in Management from Tulane University’s A.B. Freeman School of Business David Thompson CMCT Chief Financial Officer and CIM Group Principal Prior to joining CIM Group in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company Began career as a C.P.A. at Arthur Andersen & Co. Terry Wachsner CIM Group Principal, Head of Property Management Prior to joining CIM Group in 2005, was Director of Asset Services for Continental Development Corporation Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartments From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management Richard Ressler CIM Group Principal and CMCT Chairman of the Board Co-founder of CIM Group in 1994 and chairs the firm’s Investment and Asset Management Committees Founder and President of Orchard Capital Corp., a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest Chairman of the board of j2 Global, Inc. (NASDAQ "JCOM") Served as Chairman and CEO of JCOM from 1997 to 2000 Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE "VGR") Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University Avi Shemesh CIM Group Principal and CMCT Board Member Shaul Kuba CIM Group Principal and CMCT Board Member Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the development group and sourcing new investment transactions Serves on the firm's Investment and Asset Management Committees Active real estate investor for over 24 years Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including strategic initiatives, property management and leasing and investor relations Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees 12

APPENDIX 13

CMCT REAL ESTATE PORTFOLIO 14 As of March 31, 2016 Property Market Office and Retail Rentable Square Footage Multi-family Units Hotel Rooms 1 Kaiser Plaza Oakland, CA 531,611 2101 Webster Street Oakland, CA 472,636 1901 Harrison Street Oakland, CA 272,294 1333 Broadway Oakland, CA 239,835 2100 Franklin Street Oakland, CA 216,666 211 Main Street San Francisco, CA 415,120 260 Townsend Street San Francisco, CA 65,758 11620 Wilshire Boulevard Los Angeles, CA 192,749 4750 Wilshire Boulevard Los Angeles, CA 143,361 7083 Hollywood Boulevard Los Angeles, CA 82,180 11600 Wilshire Boulevard Los Angeles, CA 54,938 Lindblade Media Center Los Angeles, CA 32,428 370 L'Enfant Promenade District of Columbia 407,321 999 N Capitol Street District of Columbia 321,544 899 N Capitol Street District of Columbia 314,317 800 N Capitol Street District of Columbia 312,759 830 1st Street District of Columbia 247,337 200 S. College Street (BB & T Center) Charlotte, NC 567,578 980 9th Street & 1010 8th Street Sacramento, CA 483,524 3601 S Congress Avenue (Penn Field) Austin, TX 182,484 Total Office Portfolio 5,556,440 4649 Cole Avenue Dallas, TX 334 3636 McKinney Avenue Dallas, TX 103 3839 McKinney Avenue Dallas, TX 75 4200 Scotland Street Houston, TX 308 47 E 34th Street New York, NY 110 Total Multifamily Portfolio 930 Sheraton Grand Hotel Sacramento, CA 503 LAX Holiday Inn Los Angeles, CA 405 Total Hotel Portfolio 908

CIM QUALIFIED COMMUNITY METHODOLOGY 15 Qualification Criteria Transitional Urban Districts Improving demographics Broad public support for CIM’s investment approach Evidence of private investment from other institutional investors Underserved niches in the community’s real estate infrastructure Potential to invest a minimum of $100 million of opportunistic equity within five years Thriving Urban Areas Positive demographic trends Public support for investment Opportunities below intrinsic value Potential to invest a minimum of $100 million of opportunistic equity within five years CIM believes that its community qualification process provides it with a significant competitive advantage when making urban real estate investments. Since 1994, CIM has qualified 103 communities in high barrier-to-entry sub-markets and has invested in 57 of the communities. The qualification process generally takes between 6 months and 5 years and is a critical component of CIM’s investment evaluation. CIM examines the characteristics of a market to determine whether the district justifies the extensive efforts CIM undertakes in reviewing and making potential investments in its Qualified Communities. The communities are located in both primary and secondary urban centers, which can encompass (1) transitional urban districts and growth markets adjacent to CBDs and/or (2) well-established, thriving urban areas including major CBDs.

CIM GROUP QUALIFIED COMMUNITIES 16 Areas with Investment(s) Areas Approved for Investment(s) CIM Headquarters Investment Office CMCT Investments

CONSOLIDATED STATEMENTS OF OPERATIONS AND FUNDS FROM OPERATIONS 17 CIM Commercial Trust CIM Commercial Trust Corp Income Statement 3 and 6 Months Ended June 30, 2015 and 2014 in $000s Three Months Ended March 31, 2016 2015 (In thousands, except per share amounts) (Unaudited) REVENUES: Rental and other property income $ 62,848 $ 63,398 Expense reimbursements 2,928 3,181 Interest and other income 614 660 66,390 67,239 EXPENSES: Rental and other property operating 31,278 32,709 Asset management and other fees to related parties 7,701 7,209 Interest 6,626 5,403 General and administrative 1,763 2,592 Transaction costs 149 428 Depreciation and amortization 18,058 19,128 65,575 67,469 Gain on sale of real estate 24,739 - INCOME (LOSS) FROM CONTINUING OPERATIONS 25,554 (230) DISCONTINUED OPERATIONS: Income from operations of assets held for sale 1,429 2,962 NET INCOME FROM DISCONTINUED OPERATIONS 1,429 2,962 NET INCOME 26,983 2,732 Net income attributable to noncontrolling interests (3) - NET INCOME ATTRIBUTABLE TO STOCKHOLDERS $ 26,980 $ 2,732 BASIC AND DILUTED INCOME PER SHARE: Continuing operations $ 0.26 $ 0.00 Discontinued operations $ 0.02 $ 0.03 Net income $ 0.28 $ 0.03 WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic 97,662 97,582 Diluted 97,662 97,582 FUNDS FROM OPERATIONS (FFO) Net income attributable to stockholders $ 26,980 $ 2,732 Depreciation and amortization 18,058 19,128 Gain on sale of depreciable assets (24,739) - Net income attributable to noncontrolling interests 3 - FFO $ 20,302 $ 21,860

CONSOLIDATED BALANCE SHEETS 18 CIM Commercial Trust March 31, 2016 December 31, 2015 ASSETS Investments in real estate, net $ 1,665,457 $ 1,691,711 Cash and cash equivalents 92,877 124,636 Restricted cash 48,782 7,267 Accounts receivable, net 11,680 10,726 Deferred rent receivable and charges, net 100,560 97,225 Other intangible assets, net 16,201 17,353 Other assets 19,725 14,150 Assets held for sale, net 150,927 128,992 TOTAL ASSETS $ 2,106,209 $ 2,092,060 LIABILITIES AND EQUITY LIABILITIES: Debt $ 656,498 $ 656,835 Accounts payable and accrued expenses 39,203 40,049 Intangible liabilities, net 5,455 6,086 Due to related parties 9,565 9,472 Other liabilities 36,924 29,531 Liabilities associated with assets held for sale 63,492 52,740 Total liabilities 811,137 794,713 EQUITY: Common stock 98 98 Additional paid ? in capital 1,820,483 1,820,451 Accumulated other comprehensive income (loss) (10,444) (2,519) Distributions in excess of earnings (516,005) (521,620) Total stockholders’ equity 1,294,132 1,296,410 Noncontrolling interests 940 937 Total equity 1,295,072 1,297,347 TOTAL LIABILITIES AND EQUITY $ 2,106,209 $ 2,092,060 (in thousands) (Unaudited)

DEBT SUMMARY- CONTINUING OPERATIONS 19 CMCT's Unsecured Credit Facility is comprised of a revolving credit facility, a term loan, and a delayed draw term loan. At March 31, 2016, the interest rates applicable to the components of CMCT's Senior Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CMCT's maximum leverage ratio, as defined. At March 31, 2016, the interest rate on the unsecured credit facility was 1.58%. This maturity date does not assume the exercise of the two one year extension options provided for in the credit agreement. The unsecured term loan facility ranks pari passu with CMCT's $850,000,000 credit facility; covenants under the term loan facility are substantially the same as those in the $850,000,000 credit facility. At March 31, 2016, the interest rate was based on LIBOR plus an applicable spread determined by CMCT's maximum leverage ratio, as defined in credit agreement. With some exceptions, any prepayment of the term loan facility prior to May 2017 will be subject to a prepayment fee up to 2% of the outstanding principal amount. The interest rate of the loan has been effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps. CIM Commercial Trust Balance Due At Maturity Date Prepayment/ Defeasance As of March 31, 2016 Oustanding Principal Balance Interest Rate Maturity Date (in '000s) (In thousands) 211 Main Street $ 28,451 6.65% 07/15/2018 $ 21,136 1 done 4649 Cole Avenue 23,882 5.39% 03/01/2021 21,490 2 3636 McKinney Avenue 9,491 5.39% 03/01/2021 8,540 3 3839 McKinney Avenue 6,296 5.39% 03/01/2021 5,665 4 4200 Scotland Street 29,603 5.18% 06/05/2021 26,232 5 830 1st Street 46,000 4.50% 01/05/2027 42,008 6 done MORTGAGES PAYABLE 143,723 5.31% 125,071 Junior Subordinated Notes $ 27,070 LIBOR + 3.25% 03/30/2035 $ 27,070 Unsecured Credit Facility1 107,000 Variable 09/30/20162 107,000 Unsecured Term Loan Facility3 385,000 LIBOR + 1.60%4 05/08/2022 385,000 9 OTHER 519,070 519,070 TOTAL DEBT $ 662,793 $ 644,141

IMPORTANT DISCLOSURES Assets and Equity Under Management Assets Under Management (“AUM”), or Gross AUM, represents (i)(a) for real assets, the aggregate total gross assets (GAV) at fair value, including the shares of such assets owned by joint venture partners and co-investments, of all of CIM Group’s advised accounts (each an “Account” and collectively, the “Accounts”) or (b) for operating companies, the aggregate GAV less debt, including the shares of such assets owned by joint venture partners and co-investments, of all of the Accounts (not in duplication of the assets described in (i)(a)), plus (ii) the aggregate unfunded commitments of the Accounts, as of December 31, 2015. The GAV is calculated on the same basis as the December 31, 2015 audited financial statements prepared in accordance with U.S. generally accepted accounting principles on a fair value basis (“Book Value”), other than as described below with respect to CIM REIT. The only investment currently held by CIM REIT consists of shares in CIM Commercial Trust Corporation “CMCT”, a publicly traded company; the Book Value of CIM REIT is determined by assuming the underlying assets of CMCT are liquidated based upon management’s estimate of fair value. CIM does not presently view the price of CMCT’s publicly-traded shares to be a meaningful indication of the fair value of the CIM REIT’s interest in CMCT due to the fact that the publicly-traded shares of CMCT represent less than 3% of the outstanding shares of CMCT and are thinly-traded. Equity Under Management (“EUM”), or Net AUM, represents (i) the aggregate NAV of the Accounts (as described below), plus (ii) the aggregate unfunded commitments of the Accounts. The NAV of each Account is based upon the aggregate amounts that would be distributable (prior to incentive fee allocations) to such Account assuming a “hypothetical liquidation” of the Account on the date of determination, assuming that: (x) investments are sold at their Book Value (as defined above); (y) debts are paid and other assets are collected; and (z) appropriate adjustments and/or allocations between equity investors are made in accordance with applicable documents, in each case as determined in accordance with applicable accounting guidance. Net Asset Value CMCT has established an estimated NAV per share of Common Stock of $22.91 as of December 31, 2015. The determination of estimated NAV involves a number of subjective assumptions, estimates and judgments that may not be accurate or complete. Further, different firms using different property-specific, general real estate, capital markets, economic and other assumptions, estimates and judgments could derive an estimated NAV that could be significantly different from our estimated NAV. Additionally, the December 31, 2015 estimated NAV does not give effect to changes in value, investment activities, capital activities, indebtedness levels, and other various activities occurring after December 31, 2015 that would have an impact on our estimated NAV. 20

NET OPERATING INCOME RECONCILIATION 21 CMCT internally evaluates the operating performance and financial results of its segments based on net operating income which is defined as rental and other property income and expense reimbursements less property and related expenses, and excludes non property income and expenses, interest expense, depreciation and amortization, corporate related general and administrative expenses, and transaction costs. Below is a reconciliation of our Cash Basis Net Operating Income ("Cash NOI") to segment net operating income and net income for the three months ended March 31, 2016 and 2015 and the twelve months ended December 31, 2015. Three Months Ended March 31, 2016 Office Multifamily Hotel Total (in thousands) Cash NOI $ 25,895 $ 2,116 $ 5,241 $ 33,252 Deferred rent and amortization of intangible assets, liabilities and lease inducements 1,625 (14) - 1,611 Straight line rent, below-market ground lease and amortization of intangible assets (312) (138) - (450) Segment net operating income 27,208 1,964 5,241 34,413 Interest expense (6,626) General and administrative (1,064) Asset management and other fees to related parties (7,701) Transaction costs (149) Depreciation and amortization (18,058) Gain on sale of real estate 24,739 Income from continuing operations 25,554 Discontinued operations Income from operations of assets held for sale 1,429 Net income from discontinued operations 1,429 Net income 26,983 Net income attributable to noncontrolling interests (3) Net income attributable to stockholders $ 26,980 Three Months Ended March 31, 2015 Twelve Months Ended December 31, 2015 Office Multifamily Hotel Total Office Multifamily Hotel Total (in thousands) (in thousands) Cash NOI $ 26,325 $ 2,310 $ 5,002 $ 33,637 $ 102,792 $ 6,758 $ 19,458 $ 129,008 Deferred rent and amortization of intangible assets, liabilities and lease inducements 1,425 9 (1) 1,433 6,485 346 4 6,835 Bad debt expense (510) - - (510) (510) - - (510) Straight line rent, below-market ground lease and amortization of intangible assets (329) (138) - (467) (1,282) (551) - (1,833) Segment net operating income 26,911 2,181 5,001 34,093 107,485 6,553 19,462 133,500 Interest expense (5,403) (22,785) General and administrative (2,155) (6,621) Asset management and other fees to related parties (7,209) (29,319) Transaction costs (428) (1,382) Depreciation and amortization (19,128) (72,361) Gain on sale of real estate - 3,092 Income (loss) from continuing operations (230) 4,124 Discontinued operations Income from operations of assets held for sale 2,962 15,128 Gain on disposition of assets held for sale - 5,151 Net income from discontinued operations 2,962 20,279 Net income 2,732 24,403 Net income attributable to noncontrolling interests - (11) Net income attributable to stockholders $ 2,732 $ 24,392